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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                   May 1, 2001


                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                    1-12203                 62-1644402
 (State of incorporation          (Commission            (I.R.S. Employer
    or organization)              File Number)           Identification No.)


                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000



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Item 7.  Financial Statements and Exhibits

Exhibit No.   Description

     99.1     Press Release dated May 1, 2001


Item 9.  Regulation FD Disclosure

     On May 1, 2001, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the first quarter and thirteen weeks ended March 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INGRAM MICRO INC

                                      By: /s/ James E. Anderson, Jr.
                                      -------------------------------------
                                      Name:   James E. Anderson, Jr.
                                      Title:  Senior Vice President,
                                              Secretary and General Counsel


Date:  May 1, 2001



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